Exhibit 99.1

JPMP BHCA/Emergent BioSolutions Inc. -

(1)                                  This Form 3 is being filed by:

(i)                                     J.P. Morgan Partners (BHCA), L.P. (“JPMP BHCA”),

(ii)                                  J.P. Morgan Partners Global Investors, L.P. (“J.P. Morgan Global”),

(iii)                               J.P. Morgan Partners Global Investors A, L.P. (“JPMP Global A”),

(iv)                              J.P. Morgan Partners Global Investors (Cayman), L.P. (“JPMP Cayman”),

(v)                                 J.P. Morgan Partners Global Investors (Cayman) II, L.P. (“JPMP Cayman II”),

(vi)                              J.P. Morgan Partners Global Investors (Selldown), L.P. (“JPMP Selldown”),

(vii)                           J.P. Morgan Partners Global Investors (Selldown) II, L.P. (“JPMP Selldown II” and together with J.P. Morgan Global, JPMP Global A, JPMP Cayman, JPMP Cayman II and JPMP Selldown, the “Global Funds”),

(viii)                        JPMP Master Fund Manager, L.P. (“JPMP MFM”), the general partner of JPMP BHCA,

(ix)                                JPMP Global Investors, L.P. (“JPMP Global”), the general partner of the Global Funds, and

(x)                                   JPMP Capital Corp. (“JPMP Capital”, and together with JPMP BHCA, the Global Funds, JPMP MFM and JPMP Global, the “Reporting Persons”), the general partner of JPMP MFM and JPMP BHCA.

Each of JPMP Global and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to beneficially own the shares held by the Global Funds. Each of JPMP MFM and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Exchange Act to beneficially own the shares held by the JPMP BHCA. The amount shown represents the beneficial ownership of the Issuer’s common stock held by the Reporting Persons as a group.

Name and Address of Reporting Person (1)	Designated Reported (1)	Date of Event Requiring Statement	Issuer, Name, Ticker or Trading Symbol	Title and Amount of Security
J.P. Morgan Partners (BHCA), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 2

J.P. Morgan Partners Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 3

Name and Address of Reporting Person (1)	Designated Reported (1)	Date of Event Requiring Statement	Issuer, Name, Ticker or Trading Symbol	Title and Amount of Security
J.P. Morgan Partners Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 4

J.P. Morgan Partners Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 5

J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 6

J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 7

J.P. Morgan Partners Global Investors (Selldown) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 8

JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 2

JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 3-8

JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	March 8, 2007	Emergent BioSolutions Inc. [EBS]	See Table I Row 1

Name and Address of Reporting Person (1)	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
J.P. Morgan Partners (BHCA), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors (Selldown) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	D	Not Applicable

JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	I	See Explanatory Note 1 below	No

Name and Address of Reporting Person (1)	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	I	See Explanatory Note 2 below	No

JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	Not Applicable	I	See Explanatory Note 3 below	No

Explanatory Note:

(1) The amounts shown in Table I in row 2 represents the beneficial ownership of the Issuer’s securities held by JPMP BHCA, a portion of which may be attributable to JPMP MFM because it is the sole general partner of JPMP BHCA.  The actual pro rata portion of such beneficial ownership that may be attributable to JPMP MFM is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within JPMP BHCA. JPMP MFM disclaims such beneficial ownership except to the extent of its pecuniary interest.

(2) The amounts shown in Table I in row 3 through 8 represents the beneficial ownership of the Issuer’s securities held by the Global Funds, a portion of which may be attributable to JPMP Global because it is the sole general partner of the Global Funds. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Global is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the Global Funds. JPMP Global disclaims beneficial ownership except to the extent of its pecuniary interest.

(3) The amounts shown in Table I in row 1 represents the beneficial ownership of the Issuer’s securities held by the Reporting Persons, a portion of which may be attributable to JPMP Capital because it is the sole general partner of JPMP MFM and JPMP Global. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Capital is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the JPMP BHCA and the Global Funds. JPMP Capital disclaims such beneficial ownership except to the extent of its pecuniary interest.